                                    [LOGO]                          Exhibit 4.1

                            2CONNECT EXPRESS, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

  [NUMBER]                                                            [SHARES]

COMMON STOCK                                                        COMMON STOCK

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 901860 10 6
THIS CERTIFIES THAT


IS THE OWNER OF


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF

                            2CONNECT EXPRESS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                              CERTIFICATE OF STOCK

Dated:


                                              /s/ Marc D. Fishman

                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                              /s/ Kevin Killoran

                                                    SECRETARY

                               [CORPORATE SEAL]


COUNTERSIGNED AND REGISTERED:
         AMERICAN STOCK TRANSFER & TRUST COMPANY
                  TRANSFER AGENT AND REGISTRAR


BY
                           AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM --  as tenants in common
TEN ENT --  as tenants by the entireties
JT TEN  --  as joint tenants with right of
            survivorship and not as tenants
            in common


UNIF GIFT MIN ACT -- _______________ Custodian _________________
                          (Cust)                    (Minor)

                     under Uniform Gifts to Minors Act _________________________
                                                               (State)

   Additional abbreviations may also be used though not in the above list.


For Value Received, ______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


________________________________________________________________________________

 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________Shares of Common Stock
represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________



________________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                         MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                         MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.